CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim BulletShares 2023 Corporate Bond ETF
Guggenheim BulletShares 2024 Corporate Bond ETF
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF
Guggenheim BulletShares 2022 High Yield Corporate Bond ETF

Supplement to the currently effective Prospectuses and Statements of Additional Information (“SAIs”) for the above-listed Funds:

Effective February 19, 2015, Guggenheim Partners Investment Management Holdings, LLC, the indirect parent entity of the Funds’ investment adviser, has purchased Accretive Asset Management LLC, the Fund’s index provider. Accordingly, the Prospectuses and SAIs are amended as follows:

The first paragraph of the “Index Providers” section of the Prospectuses is hereby deleted and replaced with the following:

Accretive Asset Management LLC (“Accretive”) is the Index Provider for the Funds. Effective February 19, 2015, Guggenheim Partners Investment Management Holdings, LLC, the indirect parent entity of the Investment Adviser, has purchased Accretive. Accordingly, Accretive is affiliated with the Investment Adviser and the distributor. The Investment Adviser has entered into a license agreement with Accretive to use each Index. Each Fund is entitled to use its underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser.

The last paragraph of the “Index Providers” section of the Prospectuses is hereby removed.

The fifth sentence of the first paragraph of the “Disclaimers” section of the Prospectuses is hereby deleted and replaced with the following:

Accretive is an affiliate of the Investment Adviser and its relationship to the Investment Adviser includes the licensing of certain trademarks and trade names of Accretive and of the data supplied by Accretive, which is determined, composed and calculated by Accretive.

The second and third paragraphs of the subsection titled “Index Provider” in the “Management” sections of the SAIs are hereby deleted and replaced with the following:

Effective February 19, 2015, Guggenheim Partners Investment Management Holdings, LLC, the indirect parent entity of the Investment Adviser, has purchased Accretive. Accordingly, Accretive is affiliated with the Investment Adviser and the Distributor. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the Index Provider.

Accretive has licensed certain of its intellectual property, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated by Accretive, and it has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Accretive is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. Accretive has no obligation or liability in connection with the administration, marketing or trading of the Funds.

The last paragraph of the subsection titled “Index Provider” in the “Management” section of the SAIs is hereby deleted.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

February 27, 2015                                BULLET-COMBO-SUP2